Exhibit 10.5

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of April 13, 2011 to the Credit Agreement referred to below, among Euramax International, Inc. (the “Company”), Euramax Holdings, Inc., as guarantor (“Holdings”), certain Subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), the lenders party thereto from time to time (the “Lenders”) and Nexbank, SSB, as administrative agent (the “Administrative Agent”, together with the Company, Holdings, the Subsidiary Guarantors and the Lenders, the “Parties”).

The Company, Holdings, the Subsidiary Guarantors, the Lenders and the Administrative Agent are party to a Credit and Guaranty Agreement dated as of March 3, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”).  The Parties wish to amend the Credit Agreement in certain respects, and accordingly, the Parties hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Credit Agreement shall be amended as follows:

2.1.  General References.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.2.  Financial Officer Certification.  The defined term “Financial Officer Certification” in Section 1.1 of the Credit Agreement shall be amended by deleting the word “Company” wherever contained therein and inserting in replacement thereof the word “Holdings”.

2.3.  Accounting Terms.  The penultimate sentence of Section 1.2 of the Credit Agreement shall be amended by deleting the word “Company” contained therein and inserting in replacement thereof the word “Holdings”.

2.4.  Quarterly Financial Statements.  Section 5.1(b) of the Credit Agreement shall be amended by deleting the word “Company” wherever contained therein and inserting in replacement thereof the word “Holdings”.

2.5.  Annual Financial Statements.  Section 5.1(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“As soon as available, and in any event within 90 days after the end of each Fiscal Year, beginning with Fiscal Year 2011, (i) the consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of operations, changes in equity and cash flows of Holdings and its Subsidiaries for such Fiscal Year, setting forth in comparative form the corresponding figures for the previous Fiscal Year, together with a Financial Officer Certification and MD&A with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Holdings;

provided, however, that the timely filing by Holdings with the Commission of an annual report on Form 10-K (or any successor form) shall satisfy the requirements under this Section 5.1(c);”

2.6.  Notice of Default.  Section 5.1(d) of the Credit Agreement shall be amended by deleting the word “Company” where it first appears and inserting in replacement thereof the word “Holdings”.

2.7.  Other Information.  Section 5.1(h) of the Credit Agreement shall be amended by deleting the word “Company” wherever contained therein and inserting in replacement thereof the word “Holdings”.

2.8.  Failure to Comply with Requirements Related to Financial Statements and Other Reports.  The final paragraph in Section 5.1 shall be amended and restated in its entirety to read as follows:

“Notwithstanding anything in this Section 5.1 to the contrary, neither Holdings nor the Company shall be deemed to have failed to comply with any of Holdings or the Company’s agreements set forth under this Section 5.1 for purposes of clause (4) under Section 8.1 until 30 days after the date any report required to be provided under this Section 5.1 is due, and any failure to comply with this Section 5.1 shall be automatically cured when the Company or Holdings provides all required reports or files all required reports with the Commission.”

2.9.  Events of Default.  Clause (4) of Section 8.1 shall be amended by deleting the words “the Company” and inserting in replacement thereof the word “Holdings”.

Section 3.  Representations and Warranties.  The Company represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects or, with respect to representations and warranties that are subject to a Material Adverse Effect qualification, in all respects, as of the date hereof and on the Amendment No. 1 Effective Date (as defined below) (except, in each case, to the extent such representations specifically relate to an earlier date in which case such representations and warranties shall have been true and correct in all material respects or in all respects, as applicable, on and as of such earlier date) as if made on and as of such date and as if each reference in said Section 4 to “this Agreement” included reference to this Amendment No. 1 and (b) immediately after giving effect to this Amendment No. 1, no Default or Event of Default shall exist or be continuing.

Section 4.  Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date on which the following conditions precedent shall be satisfied (the “Amendment No. 1 Effective Date”):

4.1.  Execution of Amendment No. 1.  The Administrative Agent shall have received one or more counterparts of Amendment No. 1 duly executed and delivered by each of the Parties.

4.2.  Payment of Fees and Expenses.  The Company shall have paid all reasonable fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees, charges and disbursements of Wachtell, Lipton, Rosen & Katz, counsel to the Administrative Agent and the Lenders) in connection with this Amendment No. 1.

Section 5.  Limited Waiver; Reservation of Rights.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  Nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default or Event of Default.  Notwithstanding anything herein to the contrary, the Administrative Agent and the Lenders reserve all of their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Company thereunder, and all guarantees of Holdings and certain of its Subsidiaries therefor, all of which are expressly reserved.  This Amendment No. 1 shall not be deemed or otherwise construed to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Administrative Agent or the Lenders under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Parties.

Section 7.  Miscellaneous.  The Company shall pay all reasonable fees incurred by the Administrative Agent and the Lenders (including the reasonable fees, charges and disbursements of Wachtell, Lipton, Rosen & Katz, counsel to the Administrative Agent and the Lenders) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  Any manually executed signature page to this Amendment No. 1 delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

EURAMAX INTERNATIONAL, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Chief Financial Officer

EURAMAX HOLDINGS, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Chief Financial Officer

AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
FABRAL HOLDINGS, INC.
FABRAL, INC.
AMP COMMERCIAL, INC.
BERGER BUILDING PRODUCTS, INC.
BERGER HOLDINGS, LTD.
AMERIMAX UK, INC.
AMERIMAX FINANCE COMPANY, INC.

By:	/s/ R. Scott Vansant
Name:	R. Scott Vansant
Title:	Chief Financial Officer

NEXBANK, SSB,
as Administrative Agent

By:	/s/ Jeff Scott
Name:	Jeff Scott
Title:	Vice President

LEVINE LEICHTMAN CAPITAL PARTNERS DEEP
VALUE FUND, L.P.,
as Lender

By:	/s/ Stephen Hogan
Name:	Stephen Hogan
Title:	Authorized Signatory

CAL FUND CLO INVESTMENT 2008-1, LLC,
as Lender

By:	/s/ Stephen Hogan
Name:	Stephen Hogan
Title:	Authorized Signatory

TC CAPITAL PARTNERS, L.P.,
as Lender

By:	/s/ Stephen Hogan
Name:	Stephen Hogan
Title:	Authorized Signatory

ARMSTRONG LOAN FUNDING, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

BRENTWOOD CLO LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

LOAN FUNDING IV LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

EASTLAND CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

GLENEAGLES CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

GRAYSON CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

GREENBRIAR CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

HIGHLAND CREDIT OPPORTUNITIES CDO LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

JASPER CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

LIBERTY CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

LONGHORN CREDIT FUNDING, LLC.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

RED RIVER CLO LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

ROCKWALL CDO LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

STRATFORD CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

TUNSTALL SPECIAL SITUATIONS MASTER FUND, L.P.
By: Tunstall GP, LLC.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

LOAN FUNDING VII LLC.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

WESTCHESTER CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Servicer
By: Strand Advisors, Inc.,
Its General Partner

as Lender

By:	/s/ Jason Post
Name:	Jason Post
Title:	Operations Director